Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Net income for the year	$ 98,999	$ 67,239	$ 72,876
Other comprehensive income:
Unrealized gain / (loss) on cash flow hedges, net (Notes 18 and 20)	(5,816)	5,456	13,392
Net Settlements On Interest Rate Swaps Qualifying for Cash Flow Hedge	0	(11)	0
Amounts reclassified from Net settlements on interest rate swaps qualifying for hedge accounting to Depreciation (Note 20)	63	63	63
Other comprehensive income / (loss) for the year	(5,753)	5,508	13,455
Total comprehensive income for the year	$ 93,246	$ 72,747	$ 86,331